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                                                                    EXHIBIT 99.1


                                  CERTIFICATION
                          Accompanying Form 10-Q Report
                            of First Industrial, L.P.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 (Chapter 63, Title 18 U.S.C.ss.1350(a) and (b))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. ss.1350(a) and (b)), each of the undersigned hereby certifies, to his knowledge, that the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of First Industrial, L.P. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  November 13, 2002              /s/ Michael W. Brennan
                                       ----------------------------------
                                       Michael W. Brennan
                                       Chief Executive Officer
                                       First Industrial Realty Trust, Inc.



Dated:  November 13, 2002              /s/ Michael J. Havala
                                       ----------------------------------
                                       Michael J. Havala
                                       Chief Financial Officer
                                       First Industrial Realty Trust, Inc.